THIS NOTE AND THE SHARES OF CAPITAL STOCK ISSUABLE UPON ANY CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

BIOZONE PHARMACEUTICALS, INC.

SECURED CONVERTIBLE PROMISSORY NOTE

$2,000,000.00
August 26, 2013

BIOZONE PHARMACEUTICALS, INC., a Nevada corporation (the “Company”), for value received, hereby promises to pay to MusclePharm Corp.or its assigns (the “Holder”), the principal amount of Two Million Dollars ($2,000,00.00) (the “Principal Amount”), together with interest (computed on the basis of a 365-day year for the actual number of days elapsed) from the date hereof on the unpaid balance of such Principal Amount from time to time outstanding at the rate of ten percent (10%) per annum (“Interest”) until paid in full or converted as provided herein.

This Note is issued pursuant to the terms of the Securities Purchase Agreement, by and between the Company and Holder, dated the date hereof (the “Purchase Agreement”), which contains, among other things, provisions for acceleration of the maturity hereof upon the happening of an Event of Default (as defined therein).Payment of all amounts and all of the Company’s obligations under this Note  will be secured by a first priority security interest in favor of Holder on the Collateral, as defined in, and pursuant to the terms of, that certain Pledge Agreement and Security Agreement, dated as of February 24, 2012 by and between the Company and Opko Health, Inc., as collateral agent on behalf of certain purchasers (the “Security Agreement”). The Company hereby agrees that within forty five (45) days from the date hereof, the Security Agreement shall be amended and restated to include the indebtedness secured by this Note on a paripasu basis with the indebtedness currently secured by the Security Agreement. The Company acknowledges that a failure by the Company to comply with this covenant shall be deemed to be an Event of Default under this Note. .    Capitalized terms used herein but otherwise not defined shall have the definitions ascribed to them in the Purchase Agreement.

1.           Repayment of the Note.  The Principal Amount outstanding hereunder shall be payable in cash on August __, 2014(the “Maturity Date”).  The entire Principal Amount and all accrued and unpaid Interest shall be due and payable on the earlier of (1) the Maturity Date and (2) the occurrence of an Event of Default (as defined below).

2.           Prepayment of the Note.  The Company may prepay any outstanding amounts owing under this Note, in whole or in part, at any time prior to the Maturity Date, subject to conversions by the Holder, in accordance with Section 3 of this Note.

3.           Conversion.

(a)           Optional Conversion.  At any time or from time to time and prior to payment in full of the entire Principal Amount, the Holder shall have the right, at the Holder’s option, to convert the Principal Amount and accrued Interest thereon, in whole or in part (the “Conversion Amount”), into shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company.  The number of shares of Common Stock to be issued upon a conversion hereunder shall be determined by dividing the Conversion Amount by $0.20.

(b)           Conversion Mechanics.  In order to convert this Note into Common Stock, the Holder shall give written notice to the Company at its principal corporate office or the notice address provided in this Note (which notice, notwithstanding anything herein to the contrary, may be given via facsimile, email, or other means in the discretion of the Holder) pursuant to the forms attached hereto as Exhibit A (the “Conversion Notice”) of the election to convert the same pursuant to this section (the date on which a Conversion Notice is given, a “Conversion Date”).  Such Conversion Notice shall state the Conversion Amount and the number of shares of Common Stock to which the Holder is entitled pursuant to the Conversion Notice (the “Conversion Shares”).  The Company shall immediately, but in no event later than five (5) trading days after receipt of a Conversion Notice (the “Required Delivery Date”), deliver the Conversion Shares to the Holder.

(c)           No Fractional Shares.  No fractional Conversion Shares shall be issued by the Company.  In lieu thereof, the shares of Common Stock otherwise issuable shall be rounded up to the nearest whole Conversion Share.

(d)           Holder’s Conversion Limitations.  The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, pursuant to Section 3 or otherwise, to the extent that after giving effect to such issuance after conversion as set forth on the applicable Conversion Notice, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other  Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 3(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 3(d) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Note is convertible shall be in the sole discretion of the Holder, and the submission of an Conversion Notice shall be deemed to be the Holder’s determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Note is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.   In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 3(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note.  The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 3(d).   Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

4.           Termination of Rights Under this Note.  This Note shall no longer be deemed to be outstanding, and all rights with respect to this Note shall immediately cease and terminate, upon receipt by the Holder of (i) the Principal Amount outstanding and all accrued and unpaid Interest thereon, on the Maturity Date or, (ii) the conversion of the entire Principal Amount and Interest then due hereunder.

5.           Taxes or other Issuance Charges.  The Company shall pay any and all taxes or other expenses that may be payable in respect of any issuance or delivery of the Conversion Shares.

6.           Event of Default.  Upon the occurrence at any time of any Event of Default, the entire unpaid Principal Amount and all accrued and unpaid Interest thereon shall become immediately due and payable in cash without notice or demand.  The Holder shall have then, or at any time thereafter, all of the rights and remedies afforded by applicable law.

7.           Non-Waiver.  The failure of the Holder to enforce or exercise any right or remedy provided in this Note or at law or in equity upon any default or breach shall not be construed as waiving the rights to enforce or exercise such or any other right or remedy at any later date.  No exercise of the rights and powers granted in or held pursuant to this Note by the Holder, and no delays or omission in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time.

8.           Waiver by the Company.  The Company hereby waives presentment, protest, notice of protest, notice of nonpayment, notice of dishonor and any and all other notices or demands relative to this Note, except as specifically provided herein.

9.           Usury Savings Clause.  The Company and the Holder intend to comply at all times with applicable usury laws.  If at any time such laws would render usurious any amounts due under this Note under applicable law, then it is the Company’s and Holder’s express intention that the Company not be required to pay Interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this Section 9 shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the balance of the Principal Amount of this Note, and the provisions hereof shall immediately be reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

10.           Holder Not a Stockholder.  The Holder shall not have, solely on account of such status as a holder of this Note, any rights of a stockholder of the Company, either at law or in equity, or any right to any notice of meetings of stockholders or of any other proceedings of the Company until such time as this Note has been converted, at which time the Holder shall be deemed to be the holder of record of the Conversion Shares, as applicable, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Conversion Shares shall not then have been actually delivered to the Holder.

11.           Miscellaneous.

(a)           Governing Law; Venue.  This Note shall be governed by and interpreted in accordance with the laws of the State of New York, without regard for any conflict of laws. The Company irrevocably consents to the exclusive jurisdiction of any Federal or State court of New York sitting in New York County, New Yorkin connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this Note or any such document or instrument.

(b)           Successors and Assigns.  This Note and the obligations hereunder shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that neither party may assign any of its rights or obligations hereunder without the prior written consent of the other, except that the Holder may assign all or any portion of its rights hereunder to its Affiliate (as such term is defined in Rule 405 of the Securities Act) without such consent by giving written notice of such assignment to the Company.  Assignment of all or any portion of this Note in violation of this Section shall be null and void.

(c)           Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in accordance with Section 11(c)of the Purchase Agreement.

(d)           Amendment; Waiver.  No modification, amendment or waiver of any provision of this Note shall be effective unless in writing and approved by the Company and the Holder.

(e)           Invalidity.  Any provision of this Note which may be determined by a court of competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invaliding the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)           Section and Paragraph Headings.  The section and paragraph headings contained herein are for convenience only and shall not be construed as part of this Note.

(g)           Use of Proceeds.  The proceeds of this Note may only be used to: (i) pay any amounts to Daniel Fisher in connection with the settlement of that certain litigation between the Company and Mr. Fisher that is disclosed in Item 3 (Legal Proceedings) in the Company’s Annual Report on Form 10-K that was filed with the Securities and Exchange Commission on April 1, 2013 and, (ii) pay off any other liabilities to be disbursed in accordance with Section 1.4 of that certain escrow agreement by and among the Company, the Holder and Manly, Stewart& Finaldi, as escrow agent.

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SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Note has been executed and delivered on the date first above written by the duly authorized representative of the Company.

BIOZONE PHARMACEUTICALS, INC.

By:	/s/ Elliot Maza
Name:	Elliot Maza
Title:	Chief Executive Officer

EXHIBIT A

Date:

BIOZONE PHARMACEUTICALS, INC.
_______________________
_______________________
Attn:

CONVERSION NOTICE

           The above-captioned Holder hereby gives notice to Biozone Pharmaceuticals, Inc., a Nevada corporation (the “Company”), pursuant to that certain Convertible Promissory Note made by the Company in favor of the Holder dated [__], 2013 in the principal amount of $_______ by the Company (the “Note”); that the Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of the Company as of the date of conversion specified below.

A.          Date of conversion:                                      _____________________
B.           Conversion #:                                                _____________________
C.           Conversion Amount:                                    _____________________
D.          Conversion Price:                                           _____________________
E.           Conversion Shares:                                       _____________________
F.           Remaining Note Balance:                             _____________________

Please transfer the Conversion Shares to the undersigned at:

Address:

_____________________
_____________________
_____________________

Sincerely,

By:      _____________________
Name: _____________________